EXHIBIT 13.1

SARBANES-OXLEY SECTION 906 CERTIFICATION

In connection with this amended transition report of Kiska Metals Corporation (the “Company”) on Form 20-F/A-2 (Amendment No. 2) for the transition period from February 1 to December 31, 2009 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Jason S. Weber, President, Chief Executive Officer & Director of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

1.  The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.  The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Jason S. Weber

Name: Jason S. Weber

Title: President, Chief Executive Officer & Director

November 21, 2011

EXHIBIT 13.2

SARBANES-OXLEY SECTION 906 CERTIFICATION

In connection with this amended transition report of Kiska Metals Corporation (the “Company”) on Form 20-F/A-2 (Amendment No. 2) for the transition period from February 1 to December 31, 2009 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Adrian Rothwell, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

1.  The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.  The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Adrian Rothwell

Name: Adrian Rothwell

Title: Chief Financial Officer

November 21, 2011